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                                                                   Exhibit 10(x)



                            Oglebay Norton Company
                           Capital Accumulation Plan
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                               TABLE OF CONTENTS
                               -----------------

I.    PURPOSE..............................................................  1

II.   DEFINITIONS..........................................................  1

III.  ELIGIBILITY; PARTICIPATION LIMITS....................................  4
      3.01 ................................................................  4
           a)  Eligibility to Participate..................................  4
           b)  Acknowledgement of Eligibility and Election to Participate..  4
           c)  New Participants............................................  5
      3.02 Deferral of Salary, Bonus, and/or LTIP Payment..................  5
      3.03 Suspension of Agreement to Defer................................  5
      3.04 Timing of Deferral Credits......................................  5
      3.05 Vesting.........................................................  6
      3.06 Matching Contributions..........................................  6
      3.07 Employee Benefit Plan Equivalent................................  6
      3.08 Determination of Account........................................  6
      3.09 Deferred Compensation Account Investment Options................  7
      3.10 Change of Investment Election...................................  7

IV.   DISTRIBUTIONS........................................................  7
      4.01 Distribution on Retirement......................................  7
      4.02 Distribution on Death...........................................  8
      4.03 Distribution on Termination of Service..........................  8
      4.04 Disability Benefit..............................................  8
      4.05 Method of Timing of Distribution................................  9
           a)  Election in Agreement.......................................  9
           b)  Election to Change Method of Distribution...................  9
           c)  Small Benefit Cash-Out......................................  9
      4.06 Interim Distribution............................................  9
      4.07 Hardship Distributions; Waiver of Deferral...................... 10
      4.08 Withholding; Employment Taxes................................... 10
      4.09 Commencement of Payments........................................ 10
      4.10 Change in Control Distribution Election......................... 11
      4.11 Recipients of Payments:  Designation of Beneficiary............. 11
      4.12 Distributions in Cash........................................... 11

V.    CLAIM FOR BENEFITS PROCEDURE......................................... 12
      5.01 Claim for Benefits.............................................. 12
      5.02 Request for Review of a Denial of a Claim for Benefits.......... 12
      5.03 Decision Upon Review of a Denial of a Claim for Benefits........ 12

                                      (i)
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
VI.   ADMINISTRATION....................................................... 13
      6.01 Plan Committee.................................................. 13
      6.02 General Rights, Powers and Duties of Committee.................. 13
      6.03 Information to be Furnished to Committee........................ 14
      6.04 Indemnification................................................. 14

VII.  AMENDMENT AND TERMINATION............................................ 14
      7.01 Amendment....................................................... 14
      7.02 Company's Right to Terminate.................................... 14
      7.03 Special Termination............................................. 14

VIII. MISCELLANEOUS........................................................ 15
      8.01 Separation of Plan:  No Implied Rights.......................... 15
      8.02 No Right to Employer Assets..................................... 15
      8.03 No Employment Rights............................................ 16
      8.04 Offset.......................................................... 16
      8.05 Protective Provisions........................................... 16
      8.06 Non-assignability............................................... 16
      8.07 Gender and Number............................................... 17
      8.08 Notice.......................................................... 17
      8.09 Governing Laws.................................................. 17
      8.10 Capital Accumulation Plan Trust................................. 17

                                      (ii)
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               Oglebay Norton Company Capital Accumulation Plan


I.   PURPOSE
     -------

     The purpose of the Oglebay Norton Company Capital Accumulation Plan is to provide a means whereby the Company may afford a select group of management or highly compensated employees with an opportunity to accumulate additional financial security by providing a vehicle to defer compensation in excess of the amount of compensation which may be deferred under the Oglebay Norton Incentive Savings and Stock Ownership Plan.

     Compensation deferrals made pursuant to the Plan will be credited with investment gains or losses, in accordance with the Plan, and benefits will be paid to the Participant (or his or her Beneficiary) as described herein.


II.  DEFINITIONS
     -----------

2.01 "Age" means the Participant's chronological age on the relevant date.

2.02 "Agreement" means the Oglebay Norton Company Capital Accumulation Plan Participation Agreement, executed between a Participant and the Company whereby a Participant agrees to defer a portion of his or her Salary, Bonus, and/or LTIP Payment pursuant to the provisions of the Plan.

2.03 "Beneficiary" means the person, persons or trust who under the Plan, becomes entitled to receive a Participant's interest in the event of the Participant's death.

2.04 "Bonus" means the cash compensation paid to the Participant in excess of Salary, not including any LTIP Payment or any payment in the nature of an expense reimbursement or welfare plan benefit, but before any deferrals made pursuant to this Plan or any other plan.

2.05 "Capital Accumulation Plan Trust" and "Trust" mean the Oglebay Norton Company Capital Accumulation Plan Trust, an irrevocable grantor trust or trusts established by the Company, in accordance with Section 8.10, with an independent trustee for the benefit of persons entitled to receive payments under this Plan.

                                       1
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2.06 "Change in Control" means the occurrence of any of the following events:

     (a) a report is filed with the Securities and Exchange Commission (the "SEC") on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any "person" (as the term "person" is used in Section 13(d) or Section 14(d)(2) of the Exchange Act) is or has become a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

     (b) the Company files a report or proxy statement with the SEC pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(f) of Schedule 14A thereunder that a Change in Control of the Company has or may have occurred or will occur in the future pursuant to any then-existing contract or transaction;

     (c) the Company is merged or consolidated with another corporation and, as a result thereof, securities representing less than 50% of the combined voting power of the surviving or resulting corporation's securities (or of the securities of a parent corporation in case of a merger in which the surviving or resulting corporation becomes a wholly-owned subsidiary of the parent corporation) are owned in the aggregate by holders of the Company's securities immediately prior to such merger or consolidation;

     (d) all or substantially all of the assets of the Company are sold in a single transaction or a series of related transactions to a single purchaser or a group of affiliated purchasers; or

     (e) during any period of 24 consecutive months, individuals who were Directors of the Company at the beginning of such period cease to constitute at least a majority of the Company's Board of Directors (the "Board") unless the election, or nomination for election by the Company's shareholders, of more than one half of any new Directors of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of such 24 month period.

     Following a Change in Control of the Company, distributions under the Plan shall be paid subject to the provisions of Section 4.10.

2.07 "Code" means the Internal Revenue Code of 1986, as amended.

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2.08 "Committee" and "Plan Committee" of the Company means the Committee appointed pursuant to Article VI to manage and administer the Plan. In the event that no Committee is in existence at any point in time, the Committee shall mean the Company.

2.09 "Company" means Oglebay Norton Company, a Delaware corporation, and its successors and assigns.

2.10 "Determination Date" means the date on which the amount of a Participant's Deferred Compensation Account is determined as provided in Article III hereof. The close of each business day and the date of a Participant's Termination of Service shall be a Determination Date.

2.11 "Deferred Compensation Account" means the account(s) maintained by the Company for each Participant, pursuant to Article III. Notwithstanding the provisions of Section 8.10, a Participant's Deferred Compensation Account shall not constitute or be treated as a trust fund or escrow arrangement of any kind.

2.12 "Disability" shall have the same meaning and shall be determined in the same manner as in the Company's Long-Term Disability Plan.

2.13 "Employer" shall mean the Company and each of its affiliates which is the employer of a Participant.

2.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.15 "ERISA Funded" means that the Plan is prevented from satisfying the "unfunded" criterion of the exceptions to the application of Parts 2 through 4 of Subtitle B of Title I of ERISA.

2.16 "LTIP Payment" means a cash incentive payment made pursuant to the Company's 1999 Long-Term Incentive Plan.

2.17 "Participant" means an employee of an Employer who is eligible to participate in the Plan pursuant to Section 3.01, and who enters into an Agreement.

2.18 "Plan" means the Oglebay Norton Company Capital Accumulation Plan, as amended from time to time.

2.19 "Plan Effective Date" means January 1, 2000.

2.20 "Plan Year" means a calendar year.

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2.21 "Retirement Date" and "Retirement" mean the date of a Termination of
     Service of a Participant for reasons other than death or Disability after the sum of the Participant's Years of Service and Age is equal to or greater than sixty (60).

2.22 "Incentive Savings Plan" means the Oglebay Norton Incentive Savings and Stock Ownership Plan, as amended from time to time.

2.23 "Salary" means the salary paid to a Participant during a calendar year or other compensation (exclusive of Bonus and LTIP Payment) considered "wages" for Medicare and federal income tax withholding purposes, but before deferrals made pursuant to this Plan or any other plan. Notwithstanding the foregoing, Salary shall not include the value of any qualified or non-qualified stock option granted to the Participant to the extent such value is includible in the Participant's taxable income, any amount realized on exercise of any such option or upon a disqualifying disposition of any stock acquired in connection with any such exercise, any payment in the nature of an expense reimbursement, nor any welfare plan benefit, nor shall Salary include severance or other payments made in connection with a Participant's Termination of Service.

2.24 "Tax Funded" means that the interest of a Participant in the Plan will be includable in the gross income of the Participant for federal income tax purposes prior to actual receipt of Plan benefits by the Participant.

2.25 "Termination of Service" means the Participant's ceasing his or her employment with the Employers for any reason whatsoever, whether voluntarily or involuntarily, including by reason of Retirement, death, or Disability.

2.26 "Years of Service" means the Participant's period of service which is credited as "Years of Service" under the Incentive Savings Plan.


III. ELIGIBILITY; PARTICIPATION LIMITS
     ---------------------------------

3.01 a)   Eligibility to Participate.  Participation in the Plan shall be
          --------------------------
          limited to key employees of the Employers approved to participate by the Committee. It is the intention of the Company that all Participants satisfy the term a "select group of management or highly compensated employees" as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA.

     b)   Acknowledgement of Eligibility and Election to Participate  Each
          ----------------------------------------------------------
          eligible employee shall annually acknowledge his or her eligibility to participate in the Plan at such time and in such form as the Committee may require or permit. An eligible employee may elect to become a Participant with respect to a Plan Year by filing a properly completed Agreement with the Committee no later than December 1st
          (or such other date not later than December 31st as the Committee

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          may permit) of the preceding calendar year.  An eligible employee shall become a Participant with respect to a Plan Year upon acceptance of his or her Agreement by the Committee. An Agreement, once accepted by the Committee, shall be irrevocable.

     c)   New Participants.  An employee approved to participate by the
          ----------------
          Committee subsequent to January 1, 2000, shall be eligible to participate in the Plan after satisfying the requirements of Section 3.01(a) and (b) and shall be bound by all the terms and conditions of the Plan, provided, however, that his or her Agreement is filed no later than thirty (30) days following notification by the Committee of his or her eligibility to participate in the Plan and relates only to Salary, Bonus, and/or LTIP Payment paid after the Agreement is filed and becomes effective.

3.02 Deferral of Salary, Bonus, and/or LTIP Payment.  A Participant may elect
     ----------------------------------------------
     to defer between zero percent (0%) and fifty percent (50%) of his or her Salary in ten percent (10%) increments during a Plan Year. In addition, a Participant may elect to defer between zero percent (0%) and one hundred percent (100%) of his or her Bonus payable during a Plan Year in ten percent (10%) increments. In addition, a Participant may elect to defer between zero percent (0%) and one hundred percent (100%) of his or her LTIP Payment payable during a Plan Year in ten percent (10%) increments. At the time of election, a Participant may elect to defer a different percentage of his or her Salary, Bonus, and/or LTIP Payment for each Plan Year and may also elect not to defer any portion of his or her Salary, Bonus, and/or LTIP Payment in a Plan Year.

     A Participant shall make an annual election for an upcoming Plan Year by December 1st (or other such other date not later than December 31st as the Committee may permit) of the year preceding the Plan year for which the election is being made. Except as provided in Sections 4.04, 4.07 and 4.10, any election made by a Participant shall be irrevocable with respect to Salary, Bonus, and LTIP Payment applicable to the Plan Year. A Participant who does not file an Agreement for a Plan Year may file an Agreement for any subsequent Plan Year for which he or she is eligible to participate in the Plan.

3.03 Suspension of Agreement to Defer.  A Participant's Agreement to  defer a
     --------------------------------
     percentage of his or her Salary, Bonus, and/or LTIP Payment shall be suspended in the event that the Committee, in its sole discretion, reasonably determines that a Participant ceases to meet the eligibility requirements of the Plan.

3.04 Timing of Deferral Credits.  The amount of Salary, Bonus, and/or LTIP
     --------------------------
     Payment a Participant elects to defer in his or her Agreement shall cause an equivalent reduction in the Participant's Salary, Bonus, and/or LTIP Payment respectively. Deferrals shall be credited to the Participant's Deferred Compensation Account throughout the Plan Year as the Participant otherwise would have been paid the deferred portion of Salary, Bonus, and/or LTIP Payment.

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3.05 Vesting.  A Participant shall be one hundred percent (100%) vested in
     -------
     his or her Deferred Compensation Account equal to the amount of Salary and/or Bonus the Participant deferred into his or her Deferred Compensation Account and the investment gain or losses credited thereon. In the event a contribution is credited to a Participant's Deferred Compensation Account pursuant to Section 3.06 or 3.07, the contribution and the investment gain or losses credited thereon shall vest in the same manner as under the Incentive Savings Plan; provided, however, that any such amount shall become fully vested upon a Change in Control.

3.06 Matching Contributions.  If, during a Plan Year, a Participant is unable
     ----------------------
     to receive the full Employer match under the Incentive Savings Plan due to the limitations under Code Sections 402(g) or 401(a)(17) or other limitation on the maximum amount of elective contributions permitted under the terms of the Incentive Savings Plan, the Employer shall make matching contributions on behalf of such Participant equal to the matching percentage rate applicable to such Participant under the Incentive Savings Plan with respect to such Participant's deferrals under this Plan which, after taking into account deferrals under the Incentive Savings Plan, do not exceed eight percent (8%)(or such other matching percentage limitation set forth under the Incentive Savings Plan from time to time) of his or her Salary, Bonus, and/or LTIP Payment. The Employer matching contributions under this Plan shall be credited to the Participant's Deferred Compensation Account at the same time as the Employer matching contributions would have been made to the Incentive Savings Plan, provided, however, that there shall be no duplication of benefits by reason of the provisions of this Section 3.06 and Section 3.07.

3.07 Employee Benefit Plan Equivalent.  If a Participant is a participant
     --------------------------------
     under the Incentive Savings Plan, the amount of Salary, Bonus, and/or LTIP Payment deferred under this Plan shall not be considered for purposes of calculating benefits under the Incentive Savings Plan unless permitted by law. To the extent that a Participant's benefit under the Incentive Savings Plan is reduced by reason of deferrals under this Plan, an amount equal to the additional benefits he or she would have received under the Incentive Savings Plan based upon the deferrals (and disregarding for this purpose any benefit and compensation limitations under Sections 401(a)(17), 402(g) and 415 of the Code) shall be determined and paid in the same manner and at the same time as other benefits payable under this Plan.

3.08 Determination of Account.  Each Participant's Deferred Compensation
     ------------------------
     Account as of each Determination Date shall consist of the balance of the Participant's Deferred Compensation Account as of the immediately preceding Determination Date adjusted for:

     .    additional deferrals pursuant to Section 3.02,

     .    Employer contributions (if any) pursuant to Sections 3.06 and 3.07,

     .    distributions (if any); and

     . the appropriate investment earnings and gains and/or losses and expenses pursuant to Section 3.09.

     All adjustments and earnings related thereto, will be determined on a daily basis.

3.09 Deferred Compensation Account Investment Options.  The Committee shall
     ------------------------------------------------
     designate from time to time one or more investment options in which Deferred Compensation Accounts may be deemed invested. A Participant or Beneficiary shall allocate his or her Deferred Compensation Account among the deemed investment options by filing with the Committee a Deferral Allocation Election Form. A Participant may elect to allocate his or her Deferred Compensation Account in five percent (5%) increments among as many of the investment options which are offered under the Plan.

     Any such investment allocation election shall be made initially on the Deferral Allocation Election Form and shall be subject to such rules as the Committee may prescribe, including, without limitation, rules concerning the manner of making deferral allocation elections and the frequency and timing of changing such deferral allocation elections.

     The Committee shall have the sole discretion to determine the number of investment options to be designated hereunder and the nature of the options and may change or eliminate the investment options provided hereunder from time to time. For each investment option, the Committee shall, in its sole discretion, select a mutual fund, a life insurance subaccount, an investment index, or shall create a phantom portfolio of such investments as it deems appropriate, to constitute the investment option. The Employers may, but are under no obligation to, acquire any investment or otherwise set aside assets for the deemed investment of Deferred Compensation Accounts hereunder.

The Committee shall determine the amount and rate of investment gains or losses with respect to any such investment option for any period, and may take into account deemed expenses which would be incurred if actual investments were made.

3.10 Change of Investment Election.  A Participant may elect daily to change
     -----------------------------
     the manner in which his or her current Deferred Compensation Account and his or her future deferrals are deemed invested among the then-available investment options, in accordance with procedures prescribed by the Committee.


IV.  DISTRIBUTIONS
     -------------

4.01 Distribution on Retirement.  Upon a Participant's Termination of Service
     --------------------------
     on or after a Retirement Date, distribution of the Participant's Deferred Compensation Account, determined under Section 3.08, as of the Determination Date coincident with or next following such Retirement Date, shall be made or commence as soon as practicable, but in any event within ninety (90) days following the Participant's Termination of Service on or after his or her Retirement Date. The distribution shall be made as designated by the Participant in his or her Retirement Payout Election Form, subject to Section 4.05. In the event a distribution is made pursuant to this Section 4.01, the Participant shall immediately cease to be eligible for any other benefit provided under this Plan.

4.02 Distribution on Death.  Upon the death of a Participant prior to the
     ---------------------
     distribution of all of his or her Deferred Compensation Account, distribution of the unpaid balance of the Deferred Compensation Account shall be made or continue to be made to such Participant's Beneficiary. If the distribution of the Participant's Deferred Compensation Account has not yet commenced as of the date of death, distribution to the Beneficiary shall be made or commence as soon as practicable and in any event within ninety (90) days following the Participant's death. The method of distribution shall be as designated by the Participant in his or her Retirement Payout Election Form, subject to Section 4.05.

4.03 Distribution on Termination of Service.  Unless otherwise directed by the
     --------------------------------------
     Committee, upon the Termination of Service of a Participant prior to his or her Retirement Date for reasons other than death or Disability, distribution of the Participant's Deferred Compensation Account shall be made as soon as practicable and in any event within ninety (90) days after such Termination of Service, in a single lump-sum, notwithstanding the provisions of Section 4.05. Upon a Termination of Service prior to his or her Retirement Date or death or Disability, the Participant shall immediately cease to be eligible for any other benefit provided under this Plan.

4.04 Disability Benefit.  In the event a Participant incurs a Disability which
     ------------------
     first manifests itself after the Participant's initial participation in the Plan but prior to his or her Retirement Date, distribution of the Participant's Deferred Compensation Account shall be made or commence as soon as practicable and in any event within ninety (90) days following receipt of notice by the Committee of the Participant's Disability. The distributions shall be made as designated by the Participant in his or her Retirement Payout Election Form subject to Section 4.05. A Participant may petition the Committee requesting an acceleration of benefit payments due to be paid to the Participant. The Committee may, but is not required to, grant the Participant's request. Such benefit shall be payable until the earliest of the following events: (i) there is no longer any balance in the Participant's Deferred Compensation Account; (ii) the Participant ceases to be disabled and resumes employment with the Company; or (iii) the Participant dies. Disability benefits shall be treated as distributions from a Participant's Deferred Compensation Account.

     If a Disability occurs during the period elected in the Agreement, the disabled Participant's Agreement shall be suspended, and further deferrals shall not be required during the period of Disability.

4.05 Method of Timing of Distribution.
     --------------------------------

     a)   Election in Agreement.  Except in the case of a Termination of
          ---------------------
          Service prior to a Participant's Retirement Date for reasons other than death or Disability, distribution of the Participant's Deferred Compensation Account shall be made in a lump-sum or installments, as elected by the Participant in his or her Retirement Payout Election Form. Installment payments shall be made monthly over a period of three (3) to fifteen (15) years, as elected by the Participant in his or her Retirement Payout Election Form. The amount of each monthly installment shall be determined annually and shall be equal to the quotient obtained by dividing the balance of the Participant's Deferred Compensation Account being distributed in installments by the number of installments remaining to be paid, including the current installment. Notwithstanding the above calculation, as elected by the Participant in his or her Retirement Payout Election Form, at the time a Participant is scheduled to receive his or her final installment payment, the Participant shall be paid his or her remaining Deferred Compensation Account balance.

     b)   Election to Change Method of Distribution.  A Participant may, by
          -----------------------------------------
          written election filed with the Committee at least thirteen (13) months prior to the distribution or commencement of distribution of a Deferred Compensation Account, change the method of distribution elected with respect to a Deferred Compensation Account to any other method permitted under Section 4.05(a). After a Participant's death, the Participant's Beneficiary may, prior to the distribution or commencement of distribution of the Participant's Deferred Compensation Account, petition the Committee requesting an acceleration of benefit payments otherwise due to be paid to the Beneficiary. The Committee may, but is not required to, grant the Beneficiary's request.

     c)   Small Benefit Cash-Out.  Notwithstanding any payment method elected
          ----------------------
          by a Participant or Beneficiary, the Committee may, in its sole discretion, direct payment in a lump-sum of any Deferred Compensation Account with a balance less than $5,000.

4.06 Interim Distribution.  At the time a Participant executes an Agreement,
     --------------------
     he or she may elect to receive an interim distribution equal to the principal amount deferred. In the event the value of the Participant's Deferred Compensation Account as of the time of the interim distribution is less than the amount otherwise payable, the Participant shall be paid his or her Deferred Compensation Account. The interim distribution election shall specify the year ("Distribution Year") in which such interim distribution shall be made, which shall be no less than four (4) Plan Years after the Plan Year in which the deferral was originally made. Provided the Participant has not had an earlier Termination of Service, Disability or death, the interim distribution shall be made in a lump-sum. The interim distribution shall be made or commence on the first pay period of January following the interim distribution election. Once a Participant elects to receive an interim distribution, the election shall be irrevocable. Any interim distribution paid shall be deemed a distribution, and shall be deducted from the Participant's Deferred Compensation Account. A separate interim distribution election shall be made for each Plan Year in which amounts are deferred.

     If a Participant is not currently deferring any percentage of his or her Salary, Bonus, and/or LTIP Payment pursuant to the terms of this Plan at the time he or she is scheduled to receive an interim distribution, and his or her remaining Deferred Compensation Account balance after the interim distribution was paid would be less than $5,000, the Participant will be paid his or her total Deferred Compensation Account balance at the time the interim distribution is due to be paid.

4.07 Hardship Distributions; Waiver of Deferral.  In the event that the
     ------------------------------------------
     Committee, upon written petition of the Participant or his or her Beneficiary, determines in its sole discretion, that the Participant or his or her Beneficiary has suffered an unforeseeable financial emergency, his Employer shall pay to the Participant or his or her Beneficiary as soon as reasonably practicable following such determination, an amount, not in excess of the Participant's Deferred Compensation Account, necessary to satisfy the emergency. For purposes of this Plan, an unforeseeable financial emergency is an unanticipated emergency that is caused by an event beyond the control of the Participant or Beneficiary and that would result in severe financial hardship to the individual if the emergency distribution were not permitted, as may result from illness, casualty loss or sudden financial reversal. Financial needs arising from foreseeable events, such as the purchase of a residence or education expenses for children, shall not be considered a financial emergency. A Participant who receives a hardship distribution pursuant to this Section 4.07, may also be required to cease making deferrals, pursuant to this Plan, for the remainder of the Plan Year which begins on the date the hardship distribution is made in addition to the subsequent Plan Year, as determined by the Committee. A Participant who is required to cease making deferrals due to the receipt of a hardship distribution, shall be permitted to begin making deferrals into this Plan by filing a new Agreement with the Committee which new Agreement shall become effective with respect to the designated subsequent Plan Year upon acceptance of the new Agreement by the Committee. The new Agreement must be filed with the Committee in accordance with the provisions of Section 3.01.

4.08 Withholding; Employment Taxes.  To the extent required by the law in
     -----------------------------
     effect at the time payments are made, the Employer shall withhold any taxes required to be withheld by the federal, or any state or local, government.

4.09 Commencement of Payments.  Unless otherwise provided, payments under this
     ------------------------
     Plan shall commence as soon as practicable following the Participant's eligibility for payment, but in no event later than ninety (90) days following receipt of notice by the Committee of an event which entitles a Participant or a Beneficiary to payments under this Plan, or at such other date as may be determined by the Committee in its sole discretion.

4.10 Change in Control Distribution Election.  Notwithstanding any other
     ---------------------------------------
     provision of this Plan:

     a) Any Participant may, at any time during the twenty-four (24) month period immediately following a Change in Control, elect to receive an immediate lump- sum payment of the balance of his or her Deferred Compensation Account, reduced by a penalty equal to ten percent (10%) of the value of the Participant's remaining Deferred Compensation Account. The ten percent (10%) penalty amount shall be permanently forfeited. In the event no such request is made by a Participant, the Participant's Deferred Compensation Account shall be paid in accordance with the provisions of this Article IV. Any Participant who elects to receive an immediate lump-sum payment pursuant to this
          Section 4.10, shall not be eligible to make any additional deferrals into this Plan for the remainder of the Plan Year in which the lump-sum payment is received, in addition to the subsequent Plan Year.

     b) Any retired Participant or any Beneficiary of a deceased Participant may, at any time during the twenty-four (24) month period immediately following a Change in Control, elect to receive an immediate lump-sum payment of the balance of his or her Deferred Compensation Account, reduced by a penalty equal to five percent (5%) of the value of the retired Participant's or Beneficiary's remaining Deferred Compensation Account. The five percent (5%) penalty amount shall be permanently forfeited. In the event no such request is made by a retired Participant or Beneficiary, the Deferred Compensation Account shall be paid in accordance with the provisions of this Article IV.

4.11 Recipients of Payments: Designation of Beneficiary.  All payments to be
     --------------------------------------------------
     made by an Employer under the Plan shall be paid to the Participant during his or her lifetime, provided that if the Participant dies prior to the commencement or completion of such payments, then all subsequent payments under the Plan shall be made by the Employer to the Beneficiary determined in accordance with this Section 4.11. The Participant may designate a Beneficiary by filing a written notice of such designation with the Committee in such form as the Committee requires and may include a contingent Beneficiary. The Participant may from time to time change the designated Beneficiary by filing a new designation in writing with the Committee. If no designation is in effect at the time any benefits payable under this Plan become due, the Beneficiary shall be the Beneficiary designated by the Participant under the Incentive Savings Plan, if any, or if no such designation exists under the Incentive Savings Plan, the Participant's estate.

4.12 Distributions in Cash.  All distributions of Deferred Compensation
     ---------------------
     Accounts shall be paid in United States dollars.

V.   CLAIM FOR BENEFITS PROCEDURE
     ----------------------------

5.01 Claim for Benefits.  Any claim for benefits under the Plan shall be made
     ------------------
     in writing to the Committee. If such claim for benefits is wholly or partially denied by the Committee, the Committee shall, within a reasonable period of time, but not later than sixty (60) days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial shall be in writing and shall contain:

     a)   the specific reason or reasons for the denial of the claim;

     b) a reference to the relevant Plan provisions upon which the denial is based;

     c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

     d)   an explanation of the Plan's claim review procedure.

5.02 Request for Review of a Denial of a Claim for Benefits.  Upon the receipt
     ------------------------------------------------------
     by the claimant of written notice of the denial of a claim, the claimant may file a written request within sixty (60) days to the Committee requesting a review of the denial of the claim, which review shall include a hearing if deemed necessary by the Committee. In connection with the claimant's appeal of the denial of his or her claim, he or she may review relevant documents and may submit issues and comments in writing. To provide for fair review and a full record, the claimant must submit in writing all facts, reasons and arguments in support of his or her position within the time allowed for filing a written request for review. All issues and matters not raised for review will be deemed waived by the claimant.

5.03 Decision Upon Review of a Denial of a Claim for Benefits.  The Committee
     --------------------------------------------------------
     shall render a decision on the claim review promptly, but no more than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the sixty (60) day period shall be extended to one hundred-twenty (120) days. Such decision shall:

     a)   include specific reasons for the decision;

     b)   be written in a manner calculated to be understood by the claimant;
and

     c) contain specific references to the relevant Plan provisions upon which the decision is based.

     The decision of the Committee shall be final and binding in all respects on the Company, the claimant and any other person claiming an interest in the Plan through or on behalf of the claimant. No litigation may be commenced by or on behalf of a claimant with respect to this Plan until after the claim and review process described in this Article V has been exhausted. Judicial review of Committee action shall be limited to whether the Committee acted in an arbitrary and capricious manner.


VI.  ADMINISTRATION
     --------------

6.01 Plan Committee.  The Company, by action of its Board of Directors, shall
     --------------
     appoint a Committee of at least three persons to administer the Plan as herein set forth. The Committee may assign duties to an officer or other employees of an Employer, and may delegate such duties as it sees fit. A member of the Committee who is also a Participant shall not be involved in the decisions of the Committee regarding any determination of any specific claim for benefit with respect to himself or herself.

6.02 General Rights, Powers and Duties of Committee.  The Committee shall be
     ----------------------------------------------
     responsible for the management, operation and administration of the Plan. In addition to any powers, rights and duties set forth elsewhere in the Plan, it shall have complete discretion to exercise the following powers and duties.

     a) Adopt such rules and regulations consistent with the provisions of the Plan as it deems necessary for the proper and efficient administration of the Plan.

     b) Administer the Plan in accordance with its terms and any rules and regulations it establishes.

     c) Maintain records concerning the Plan sufficient to prepare reports, returns, and other information required by the Plan or by law.

     d) Construe and interpret the Plan, and to resolve all questions arising under the Plan.

     e) Direct the Employers to pay benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan.

     f) Employ or retain agents, attorneys, actuaries, accountants or other persons, who may also be Participants in the Plan or be employed by or represent the Company, as it deems necessary for the effective exercise of its duties, and may delegate to such persons any power and duties, both ministerial and discretionary, as it may deem necessary and appropriate, and the Committee shall be responsible for the prudent monitoring of their performance.

     g) Be responsible for the preparation, filing, and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

6.03 Information to be Furnished to Committee.  The records of the Company
     ----------------------------------------
     shall be determinative of each Participant's period of employment, Termination of Service and the reason therefore, Disability, leave of absence, reemployment, personal data, Salary, Bonus, and/or LTIP Payment. Participants and their Beneficiaries shall furnish to the Committee such evidence, data or information, and execute such documents as the Committee requests.

6.04 Indemnification.  No member of the Committee shall be liable to any
     ---------------
     person for any action taken or omitted in connection with the administration of this Plan unless attributable to his or her own fraud or willful misconduct (or that of the Committee, in which he or she participated); nor shall any Employer be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of an Employer. This indemnification shall not duplicate, but may supplement, any coverage available under any applicable insurance coverage.


VII. AMENDMENT AND TERMINATION
     -------------------------

7.01 Amendment.  The Plan may be amended in whole or in part by a written
     ---------
     instrument adopted by the Company at any time. Notice of any material amendment shall be given in writing to the Committee and to each Participant and each Beneficiary. No amendment shall retroactively decrease either the balance of a Participant's Deferred Compensation Account or a Participant's interest in his or her Deferred Compensation Account as existing immediately prior to the later of the effective date or adoption date of such amendment.

7.02 Company's Right to Terminate.  The Company reserves the sole right to
     ----------------------------
     terminate, by action of the Committee, the Plan and/or the Agreement pertaining to a Participant at any time prior to the commencement of payment of his or her benefits. In the event of any such termination, a Participant shall be deemed to have incurred a Termination of Service, and his or her Deferred Compensation Account shall be paid in the manner provided in Section 4.03.

7.03 Special Termination.  Any other provision of the Plan to the contrary
     -------------------
     notwithstanding, the Plan shall terminate if:

     The Plan is held to be ERISA Funded or Tax Funded by a federal court, and appeals from that holding are no longer timely or have been exhausted. The Company may terminate the Plan if it determines, based on a legal opinion which is satisfactory to the Company, that either judicial authority or the opinion of the U.S. Department of Labor, Treasury Department or Internal Revenue Service (as expressed in proposed or final regulations, advisory opinions or rulings, or similar administrative announcements) creates a significant risk that the Plan will be held to be ERISA Funded or Tax Funded, and failure to so amend the Plan could subject any Employer or the Participants to material penalties. Upon any such termination, the Company may:

     a) Transfer the rights and obligations of the Employer and some or all Participants as determined by the Company in its discretion, to a new plan established by the Company, which is not deemed to be ERISA Funded or Tax Funded, but which is substantially similar in all other respect to this Plan, if the Company determines that it is possible or desirable to establish such a Plan;

     b) If the Company, in its sole discretion, determines that it is not possible or desirable to establish the Plan in (a) above, for some or all Participants, such Participants shall be paid a lump-sum equal to the value of his or her Deferred Compensation Account;

     c) Pay to a Participant a lump-sum benefit equal to the value of his or her Deferred Compensation Account to the extent that a federal court has held that the interest of the Participant in the Plan is includable in the gross income of the Participant for federal income tax purposes prior to actual payment of Plan benefits; or

     d) Pay to a Participant a lump-sum benefit equal to the value of his or her Deferred Compensation Account if, based on a legal opinion satisfactory to the Company, there is a significant risk that such Participant will be determined not to be part of a "select group of management or highly compensated employees" for purposes of ERISA.

     A lump-sum payment to be made in accordance with this Section shall be subject to the provisions of Section 4.09.


VIII.  MISCELLANEOUS
       -------------

8.01 Separation of Plan:  No Implied Rights.  Neither the establishment of the
     --------------------------------------
     Plan nor any amendment thereof shall be construed as giving any Participant, Beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Company in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any other Employer shall be required or be liable to make any payment under this Plan.

8.02 No Right to Employer Assets.  Neither the Participant nor any other
     ---------------------------
     person shall acquire by reason of the Plan any right in or title to any assets, funds or property of any Employer whatsoever, including, without limiting the generality of the foregoing, any specific funds, assets or other property which an Employer, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Employers. The Participant and his or her Beneficiary shall have only a contractual right to the amounts, if any, payable hereunder, unsecured by any asset of the Employers. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of any Employer shall be sufficient to pay any benefits to any person.

8.03 No Employment Rights.  Nothing herein shall constitute a contract of
     --------------------
     employment or of continuing service or in any manner obligate any Employer to continue the services of the Participant, or obligate the Participant to continue in the service of his or her Employer, or as a limitation of the right of any Employer to discharge any of its employees, with or without cause. Nothing herein shall be construed as fixing or regulating the Salary, Bonus, and/or LTIP Payment payable to the Participant.

8.04 Offset.  If, at the time payments or installments of payments are to be
     ------
     made hereunder, the Participant or Beneficiary is indebted or obligated to any Employer, then the payments remaining to be made to the Participant or the Beneficiary may, at the discretion of the Employer, be reduced by the amount of such indebtedness or obligation. However, an election by the Employer not to reduce any such payment or payments shall not constitute a waiver of its claim, or prohibit or otherwise impair the Employer's right to offset future payments for such indebtedness or obligation.

8.05 Protective Provisions.  In order to facilitate the payment of benefits
     ---------------------
     hereunder, each employee designated eligible to participate in the Plan, shall cooperate with the Company by furnishing any and all information requested by the Company, including taking such physical examinations as the Company may deem necessary, and taking such other actions as may be requested by the Company. If an employee refuses to cooperate, he or she shall not become a Participant in the Plan and the Company shall have no further obligation to him or her under the Plan. In the event a Participant has a balance in his or her Deferred Compensation Account, the Participant or his or her Beneficiary shall receive a benefit equal to his or her Deferred Compensation Account determined pursuant to Section 3.08 and paid in accordance with Section 4.03.

8.06 Non-assignability.  Neither the Participant nor any other person shall
     -----------------
     have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

8.07 Gender and Number Wherever appropriate herein, the masculine may mean
     -----------------
     feminine and the singular may mean the plural, or vice versa.

8.08 Notice.  Any notice required or permitted to be given under the Plan
     ------
     shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, and if given to the Company, delivered to the principal office of the Company, directed to the attention of the Committee. Such notice shall be deemed given as of the date of delivery, or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

8.09 Governing Laws.  The Plan shall be construed and administered according to
     --------------
     the laws of the State of Ohio to the extent not pre-empted by federal law.

8.10 Capital Accumulation Plan Trust.  The Company may establish a Trust with
     -------------------------------
     independent trustees, and shall comply with the terms of the Trust. The Company may transfer or cause to be transferred to the trustees an amount of cash, marketable securities, or other property acceptable to the trustees ("Trust Property") equal in value to all or a portion of the amount necessary, calculated in accordance with the terms of the Trust, to pay the Employers' obligations under the Plan (the "Funding Amount"), and may make or cause to be made additional transfers to the trustees as may be necessary in order to maintain the Funding Amount. Trust Property so transferred shall be held, managed, and disbursed by the trustees in accordance with the terms of the Trust. To the extent that Trust Property shall be used to pay an Employer's obligations under the Plan, such payments shall discharge obligations of the Employer; however, the Employer shall continue to be liable for amounts not paid by the Trust. Trust Property will nevertheless be subject to claims of the Employer's creditors in the event of bankruptcy or insolvency of the Employer, and the Participant's rights under the Plan and Trust shall at all times be subject to the provisions of Section 8.02.

IN WITNESS WHEREOF, the Company has adopted the Oglebay Norton Company Capital Accumulation Plan effective January 1, 2000.


OGLEBAY NORTON COMPANY


By Ronald J. Compiseno
   -----------------------------

Its: Vice President - Human Resources